Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Assets and Liabilities Held for Sale
22. Assets and liabilities held for sale
Non-current
assets and groups of assets and liabilities which comprise disposal groups are classified as ‘held for sale’ when all of the following criteria are met: a decision has been made to sell; the assets are available for sale immediately; the assets are being actively marketed; and a sale has been agreed or is expected to be concluded within 12 months of the balance sheet date.
Immediately prior to classification as held for sale, the assets or groups of assets are remeasured in accordance with the Group’s accounting policies. Subsequently, assets and disposal groups classified as held for sale are valued at the lower of book value or fair value less disposal costs. Assets held for sale are neither depreciated nor amortised.

	€ million 2020 Total	€ million 2019 Total
Disposal groups held for sale (a)
Goodwill and intangibles	1	3
Property, plant and equipment	4	13
Inventories	6	9
Trade and other receivables	—	1
Other	—	3

	11	29

Property, plant and equipment held for sale (b)	17	53

Assets held for sale	28	82

Liabilities held for sale	1	1

(a)	In 2020, disposal groups held for sale consists of assets mainly relating to manufacturing assets.
(b)	2019 includes manufacturing assets held for sale in various countries.